    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 16, 1996



                                                       REGISTRATION NO. 333-

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------
                              METRO NETWORKS, INC.
             (Exact name of Registrant as specified in its charter)

         DELAWARE                       4899                  76-0505148
      (State or other            (Primary Standard         (I.R.S. Employer
      jurisdiction of        Industrial Classification   Identification No.)
     incorporation or               Code Number)
       organization)

                            2800 POST OAK BOULEVARD
                                   SUITE 4000
                              HOUSTON, TEXAS 77056
                                 (713) 407-6000

    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                              DAVID I. SAPERSTEIN
                            CHIEF EXECUTIVE OFFICER
                              METRO NETWORKS, INC.
                            2800 Post Oak Boulevard
                                   Suite 4000
                              Houston, Texas 77056
                                 (713) 407-6000

           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                            ------------------------
                                   COPIES TO:

      Neil A. Torpey, Esq.         Robert E. Buckholz, Jr.,
   Paul, Hastings, Janofsky &                Esq.
             Walker                   Sullivan & Cromwell
        399 Park Avenue                125 Broad Street
    New York, New York 10022       New York, New York 10004

                            ------------------------
        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.
                            ------------------------
    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: /X/ 333-6311


    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: / /

                        CALCULATION OF REGISTRATION FEE


                                             PROPOSED MAXIMUM
TITLE OF EACH CLASS OF SECURITIES TO BE     AGGREGATE OFFERING      AMOUNT OF REGISTRATION
              REGISTERED                         PRICE(1)                    FEE
Common Stock, $.001 par value..........        $132,000,000                $40,000


(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a) of the Securities Act of 1933, as amended.
                         ------------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



    This Registration Statement is being filed pursuant to the Rule 462(b) under the Securities Act of 1933 ("Rule 462(b)") and includes the registration statement facing page, this page, the signature page, and exhibit index, an opinion of counsel and two accountants' consents. Pursuant to Rule 462(b), the contents of the registration statement on Form S-1 (File No. 333-6311) of Metro Networks, Inc., including the exhibits thereto (the "Initial Registration Statement"), are incorporated by reference into this registration statement. This registration statement covers the registration of $132,000,000 aggregate offering price of Common Stock of Metro Networks, Inc. for sale in the offer referred to in the Initial Registration Statement.

EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(a) Exhibits


23.1       Consent of KPMG Peat Marwick LLP
23.3       Consent of KPMG Peat Marwick LLP

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on October 16, 1996.


                                          METRO NETWORKS, INC.

                                          By:       /s/ DAVID I. SAPERSTEIN

                                             -----------------------------------
                                                     David I. Saperstein
                                                   CHIEF EXECUTIVE OFFICER

                               POWER OF ATTORNEY


    Pursuant  to  the  requirements  of   the  Securities  Act  of  1933,   this
Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



                         NAME                                          TITLE                         DATE
------------------------------------------------------  -----------------------------------  --------------------

                /S/ DAVID I. SAPERSTEIN
     -------------------------------------------        Chairman of the Board of Directors     October 16, 1996
                 David I. Saperstein                     and Chief Executive Officer

               /s/ CHARLES I. BORTNICK*
     -------------------------------------------        President and Director                 October 16, 1996
                 Charles I. Bortnick

                 /s/ SHANE E. COPPOLA*
     -------------------------------------------        Executive Vice President and           October 16, 1996
                   Shane E. Coppola                      Director

                                                        Senior Vice President, Chief
                /s/ CURTIS H. COLEMAN*                   Financial Officer and Director
     -------------------------------------------         (Chief Financial and Accounting       October 16, 1996
                  Curtis H. Coleman                      Officer)

                 /s/ GARY L. WOROBOW*
     -------------------------------------------        Senior Vice President, General         October 16, 1996
                   Gary L. Worobow                       Counsel, Secretary and Director


* by David I. Saperstein as attorney-in-fact

                                 EXHIBIT INDEX


 Exhibit                                                                                               Sequentially
  Number    Exhibit                                                                                   Numbered Pages
----------  ----------------------------------------------------------------------------------------  ---------------
23.1        Consent of KPMG Peat Marwick LLP
23.3        Consent of KPMG Peat Marwick LLP